UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2018

GO2GREEN LANDSCAPING, INC.
(Exact name of registrant as specified in its charter)

Nevada	47-5133966
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4925 Greenville Avenue, Suite 200, Dallas, TX	75206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  214-785-6355

Copies to:
Ken Bart, Esq.
Bart and Associates, LLC
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Tel: 720-226-7511
Fax: 720-528-7765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 13, 2018, Go2Green Landscaping, Inc., a Nevada corporation (the "Registrant") executed an Agreement and Plan of Merger (the "Merger Agreement") with nDivision Inc., a Texas corporation ("nDivision"), and NDI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Acquisition") whereby Acquisition will be merged with and into nDivision (the "Merger") in consideration for Twenty Seven Million Five Hundred Thousand (27,500,000) newly-issued shares of Common Stock of the Company (the "Merger Shares").  nDivision provides managed services, consisting of the remote management of datacenter equipment, systems and networks, as well as end user help desk services, consisting of the remote support of computer users, to domestic and international customers.

As a result of the Merger, nDivision will become a wholly-owned subsidiary of the Registrant, and following the consummation of the Merger and giving effect to the issuance of the Merger Shares and the retirement of 10,000,000 shares of the Registrant by its principal stockholders, the stockholders of nDivision will beneficially own approximately Seventy percent (70%) of the issued and outstanding Common Stock of the Registrant. The parties have taken the actions necessary to provide that the Merger is treated as a "tax free exchange" under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and nDivision for like transactions. The shares of our Common Stock to be issued in connection with the Acquisition will not be registered under the Securities Act, and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

The Company intends to file financial statements of nDivision in an amendment to this Current Report on Form 8-K no later than 71 days from the Closing Date.  The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release dated February 13, 2018, announcing the completion of the Merger, is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

At the effective time of the Merger, our board of directors and officers was reconstituted by the resignation of Tom Toth and John Scavo, the Registrant's officers and directors, and the appointment of Alan Hixon, Brad Wiggins, Justin Roby, Michael Beavers, Dennis Cagan, H. William Gordon, Larry King and Sean McIlrath.

On February 13, 2018, the Registrant's Board of Directors approved an amendment to its Articles of Incorporation (the "Amendment") to (i) change its name to nDivision Inc.  On February 13, 2018, the Board of Directors and a majority of the Registrant's shareholders also approved a forward stock split of the Registrant's common stock at a ratio of 8:1.

Contemporaneous with the Merger, the Registrant accepted subscriptions in a private placement offering (the "Offering") of approximately Seven Million Three Hundred Forty Nine Thousand Three Hundred Thirty Seven (7,349,337) shares of its Common Stock for the aggregate offering amount of Two Million Seven Hundred Fifty Five Thousand Nine Hundred Eighty Dollars ($2,755,980) in aggregate.

POST-MERGER BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

The following table provides information, immediately after the Merger and completion of the Offering, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables do not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Alan Hixon	7,636,319	19.5%
Brad Wiggins	7,636,319	19.5%
Justin Roby	7,636,319	19.5%
Michael Beavers	1,133,878	2.9%
Dennis Cagan	0	0%
H. William Gordon	0	0%
Larry King	0	0%
Sean McIlrath	0	0%
All Officers and Directors as a Group (8 persons)	24,042,835	61.3%

Other 5% Shareholders
Nuwa Group, LLC (3)	2,044,735	5.	2%

(1) The address for all officers and directors is 4925 Greenville Avenue, Suite 200, Dallas, TX 75206.
(2) Based upon approximately 39,249,337 shares of common stock outstanding as of February 13, 2018.
(3) Kevin Fickle and Capital Group Consultants, LLC hold voting and dispositive power over the shares owned by Nuwa Group, LLC.  The address for Nuwa Group, LLC is 1415 Oakland Blvd, #219, Walnut Creek, CA 94596.

MANAGEMENT

Immediately following the Merger, the Board of Directors appointed Alan Hixon as Chief Executive Officer and Chief Financial Officer. Upon Closing of the Merger, the directors and officers of the Registrant are as follows:

Name	Age	Position

Alan Hixon	58	Chief Executive Officer, Chief Financial Officer, Director
Brad Wiggins	42	Chief Administrative Officer, Director
Justin Roby	35	Chief Technology Officer, Director
Michael Beavers	35	Chief Commercial Officer, Director
Dennis Cagan	72	Director
H. William Gordon	52	Director
Larry King	63	Director
Sean McIlrath	41	Director

Alan Hixon, 58, Executive Officer, Chief Financial Officer, Director. Mr. Hixon has over 35 years of experience in the information technology industry.  Mr. Hixon has been the Chief Executive Officer of nDivision Inc. since June of 2011. Mr. Hixon led the company to be a leading managed services and professional services partner for several large companies.  nDivision Inc. provides managed services and help desk services to several national and international customers and supports customers in 45 countries on six continents.  Mr. Hixon graduated from Salvatorian College.

Brad Wiggins, 42, Chief Administrative Officer, Director. Mr. Wiggins has over 15 years of experience in the information technology and engineering industries.  Mr. Wiggins has been a director of nDivision Inc. since June of 2011.  As Chief Solutions Architect for nDivision, Mr. Wiggins built a reseller business which generated  cash flow to fund nDivision Inc.'s growth.  Mr. Wiggins then assumed the role of Chief Administrative Officer, and was responsible for non-technical business processes.  Mr. Wiggins attended the School of Mechanical/Aerospace Engineering at the University of Texas Arlington.

Justin Roby, 35, Chief Technology Officer, Director. Mr. Roby has worked in the software, and information technology industries for over 15 years.  Mr. Roby has served as Chief Technology Officer and as a director of nDivision Inc. since June of 2011.  Mr. Roby was responsible for handling advanced technologies to gain a competitive advantage in the information technology services industry.  Mr. Roby also utilized sophisticated technology to improve nDivision, Inc.'s internal processes, reduce human labor, improve accuracy and increase efficiencies..

Michael Beavers, 35, Chief Commercial Officer, Director. Mr. Roby has over 10 years of experience in the information technology industry.  Mr. Beavers worked for nDivision Inc. since 2012, and has served as a director since July of 2017.  While working for nDivision Inc., Mr. Beavers played a lead role in hiring long tenured and key employees as well as developing the current capabilities and standards delivered to nDivision, Inc.'s customers.

Dennis Cagan, 72, Director.  Dennis Cagan is a seasoned board director and CEO with an extensive background in creating and growing early to mid-stage technology-based companies. He authored a book on private company boards of directors. He has served on over sixty for-profit corporate boards, including several publicly traded companies.  Mr. Cagan has extensive experience in technology companies, and has served as an executive officer for twelve companies.  Mr. Cagan attended the University of California at Los Angeles with a focus on economics.

H. William Gordon, 52, Director.  From August of 2011 through September of 2013, Mr. Gordon served as Chief Technology Officer for Michael Stores (NASDAQ:MIK).  From September 2013 through May 2016, Mr. Gordon served as Chief Information Officer for NetApp, Inc. (NASDAQ:NTAP), and was responsible for the information technology and computer systems that supported enterprise goals.  From October 2013 through present, Mr. Gordon has served as a member of the board of directors of Excel English Institute.  From May 2016 through October 2017, Mr. Gordon served as a member of the board of directors and as corporate secretary for Cyber Future Foundation.  Mr. Gordon is currently the managing partner of Creative Corporate Change, LLC.  Mr. Gordon received a degree in International Political Economics from the University of North Texas.'

Larry King, 63, Director.  From June 2009 through June 2015, Mr. King was employed by BKD, LLP, and was responsible for marketing, branding, client service, management, as well as all phases of integration and assimilation of the firm's Dallas, TX and Waco, TX offices.  From June 2015 through present, Mr. King has been an executive officer of WhamTech, Inc.  From March 2015 through present, Mr. King has been the founder and managing partner of King Strategy, LLC.  Mr. King has served on the advisory board, or the board of directors, for over fifteen companies, and is currently serving on the advisory board of Dallas 100 and TeXchange.  Mr. King is a certified public accountant, and received a Bachelor of Science in Accounting and Operations Research from Babson College.

Sean McIlrath, 41, Director.  From January 2013 through October 2013, Mr. McIlrath served as Area Vice President of Finance and Retail Vertical Sales for Verizon Corp., where he was responsible for managing recurring revenue from new and existing clients and handled issues between business strategy and information technology.  From October 2013 through present, Mr. McIlrath has served as the Vice President and General Manager for IPsoft, and was responsible for customer relationships, sales, and automation for the company's south region.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 2.01.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 3.02.

The shares issued pursuant to the disclosures in Item 1.01 were not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering .  No general solicitation or general advertising was used in connection with the sale or issuance of the shares described in Item 1.01.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in our other public filings, which are available without charge through the SEC's website at http://www.sec.gov.

Number	Description

2.1	Agreement and Plan of Merger by and among Go2Green Landscaping, Inc. (the "Company"), nDivision Inc. and NDI Acquisition Corp.
10.1	Form of Subscription Agreement for Common Stock
99.1	Press Release, dated February 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GO2GREEN LANDSCAPING, INC.

Date: February 14, 2018	By:	/s/ Alan Hixon
Alan Hixon Chief Executive Officer